UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                               December 12, 1997


                       MARVEL ENTERTAINMENT GROUP, INC.


        Delaware             1-10779             94-3024816


   (State or other       (Commission File       (IRS Employer
    jurisdiction of          Number)         Identification No.)
    incorporation


               387 PARK AVENUE SOUTH, NEW YORK, NEW YORK  10016
             (Address of principal executive offices and Zip Code)

                                (212) 696-0808
             (Registrant's telephone number, including area code)


         (Former Name or Former Address, if changed since last report)

Item 5.  Other Events.

     On December 12, 1997, the United States District Court for the District of Delaware granted a motion filed by The Chase Manhattan Bank asking that an order be issued to the U.S. Trustee Office to appoint a trustee of Marvel Entertainment Group, Inc. and related chapter 11 debtors. On December 22, 1997, the Court approved the appointment of the Honorable John J. Gibbons. Mr. Gibbons is a senior member of the law firm of Crummy, Del Deo, Dolan, Griffinger and Vecchione in Newark, New Jersey.

     Copies of the press releases issued by Marvel on December 12 and 24, 1997, reporting the foregoing actions are filed as Exhibits 99.1 and 99.2.


Item 7.  Financial Statements and Exhibits.

99.1 Press Release dated December 12, 1997

99.2 Press Release dated December 24, 1997

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         MARVEL ENTERTAINMENT GROUP, INC.


Date:  December 29, 1997      By:  /s/ August J. Liguori
                              Name: August J. Liguori
                              Title: Executive Vice President and
                              Chief Financial Officer